Exhibit 99

Consolidated Statements of Operations

	Adjusted for new standards
(millions, except per share data) (unaudited)	2017	2016	2015
Sales	$71,786	$69,414	$73,717
Other revenue	928	857	777
Total revenue	72,714	70,271	74,494
Cost of sales	51,125	49,145	52,241
Selling, general and administrative expenses	15,140	14,217	15,406
Depreciation and amortization (exclusive of depreciation included in cost of sales)	2,225	2,045	1,969
Operating income	4,224	4,864	4,878
Net interest expense	653	991	607
Net other (income) / expense	(59)	(88)	(652)
Earnings from continuing operations before income taxes	3,630	3,961	4,923
Provision for income taxes	722	1,295	1,602
Net earnings from continuing operations	2,908	2,666	3,321
Discontinued operations, net of tax	6	68	42
Net earnings	$2,914	$2,734	$3,363
Basic earnings per share
Continuing operations	$5.32	$4.61	$5.29
Discontinued operations	0.01	0.12	0.07
Net earnings per share	$5.32	$4.73	$5.35
Diluted earnings per share
Continuing operations	$5.29	$4.58	$5.25
Discontinued operations	0.01	0.12	0.07
Net earnings per share	$5.29	$4.69	$5.31
Note: Per share amounts may not foot due to rounding. 2017 was a 53-week year.

TARGET CORPORATION

Effect of Accounting Standards Adoption on Consolidated Statement of Operations

	2017 As Previously Reported	Effect of the Adoption of
		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)
(millions, except per share data) (unaudited)								2017 As Adjusted
Sales	$71,879	$(93)	(a)	$—		$—		$71,786
Other revenue	—	928	(a)	—		—		928
Total revenue	71,879	835		—		—		72,714
Cost of sales	51,125	—		—		—		51,125
Selling, general and administrative expenses	14,248	835	(a)	(2)	(b)	59	(c)	15,140
Depreciation and amortization (exclusive of depreciation included in cost of sales)	2,194	—		31	(b)	—		2,225
Operating income	4,312	—		(29)		(59)		4,224
Net interest expense	666	—		(13)	(b)	—		653
Net other (income) / expense	—	—		—		(59)	(c)	(59)
Earnings from continuing operations before income taxes	3,646	—		(16)		—		3,630
Provision for income taxes	718	(2)		6	(d)	—		722
Net earnings from continuing operations	2,928	2		(22)		—		2,908
Discontinued operations, net of tax	6	—		—		—		6
Net earnings	$2,934	$2		$(22)		$—		$2,914
Basic earnings per share
Continuing operations	$5.35							$5.32
Discontinued operations	0.01							0.01
Net earnings per share	$5.36							$5.32
Diluted earnings per share
Continuing operations	$5.32							$5.29
Discontinued operations	0.01							0.01
Net earnings per share	$5.33							$5.29
Note: 2017 was a 53-week year. Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding. Footnote explanations are provided on page 4.

Effect of Accounting Standards Adoption on Consolidated Statement of Operations

	2016 As Previously Reported	Effect of the Adoption of
		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)
(millions, except per share data) (unaudited)								2016 As Adjusted
Sales	$69,495	$(80)	(a)	$—		$—		$69,414
Other revenue	—	857	(a)	—		—		857
Total revenue	69,495	777		—		—		70,271
Cost of sales	49,145	—		—		—		49,145
Selling, general and administrative expenses	13,356	777	(a)	(4)	(b)	88	(c)	14,217
Depreciation and amortization (exclusive of depreciation included in cost of sales)	2,025	—		20	(b)	—		2,045
Operating income	4,969	—		(16)		(88)		4,864
Net interest expense	1,004	—		(13)	(b)	—		991
Net other (income) / expense	—	—		—		(88)	(c)	(88)
Earnings from continuing operations before income taxes	3,965	—		(3)		—		3,961
Provision for income taxes	1,296	—		(1)		—		1,295
Net earnings from continuing operations	2,669	—		(2)		—		2,666
Discontinued operations, net of tax	68	—		—		—		68
Net earnings	$2,737	$—		$(2)		$—		$2,734
Basic earnings per share
Continuing operations	$4.62							$4.61
Discontinued operations	0.12							0.12
Net earnings per share	$4.74							$4.73
Diluted earnings per share
Continuing operations	$4.58							$4.58
Discontinued operations	0.12							0.12
Net earnings per share	$4.70							$4.69
Note: Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding. Footnote explanations are provided on page 4.

Effect of Accounting Standards Adoption on Consolidated Statement of Operations

	2015 As Previously Reported	Effect of the Adoption of
		ASC Topic 606 (Revenue Recognition)		ASU 2017-07 (Pension)
(millions, except per share data) (unaudited)						2015 As Adjusted
Sales	$73,785	$(68)	(a)	$—		$73,717
Other revenue	—	777	(a)	—		777
Total revenue	73,785	709		—		74,494
Cost of sales	52,241	—		—		52,241
Selling, general and administrative expenses	14,665	709	(a)	32	(c)	15,406
Depreciation and amortization (exclusive of depreciation included in cost of sales)	1,969	—		—		1,969
Operating income	4,910	—		(32)		4,878
Gain on sale	(620)	—		620	(e)	—
Net interest expense	607	—		—		607
Net other (income) / expense	—	—		(652)	(e)	(652)
Earnings from continuing operations before income taxes	4,923	—		—		4,923
Provision for income taxes	1,602	—		—		1,602
Net earnings from continuing operations	3,321	—		—		3,321
Discontinued operations, net of tax	42	—		—		42
Net earnings	$3,363	$—		$—		$3,363
Basic earnings per share
Continuing operations	$5.29					$5.29
Discontinued operations	0.07					0.07
Net earnings per share	$5.35					$5.35
Diluted earnings per share
Continuing operations	$5.25					$5.25
Discontinued operations	0.07					0.07
Net earnings per share	$5.31					$5.31
Note: Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding.

(a)
For 2017, 2016, and 2015, we reclassified $694 million, $663 million, and $641 million of profit-sharing income under our credit card program agreement to Other Revenue from SG&A. In addition, we reclassified certain advertising, rental, and other miscellaneous revenues, none of which are individually significant, from Sales and SG&A Expenses to Other Revenues.

(b)	Relates to the impact of changes in lease terms for certain leases resulting from our election of the hindsight practical expedient.

(c)	Primarily relates to other components of net benefit cost related to our pension plan reclassified from SG&A Expenses to Net Other (Income) / Expense.

(d)
Includes tax expense related to remeasurement of incremental deferred tax assets from the adoption of the new lease standard due to the Tax Cuts and Jobs Act (Tax Act), partially offset by the tax benefit of lower pretax earnings.

(e)
In addition to other components of net benefit cost related to our pension plan reclassified from SG&A Expenses, we reclassified the gain on the sale of our pharmacy and clinic businesses to Net Other (Income) / Expense.

Consolidated Statements of Financial Position
	Adjusted for new standards
(millions) (unaudited)	February 3, 2018	January 28, 2017
Assets
Cash and cash equivalents	$2,643	$2,512
Inventory	8,597	8,253
Other current assets	1,300	1,202
Total current assets	12,540	11,967
Property and equipment
Land	6,095	6,106
Buildings and improvements	28,131	27,318
Fixtures and equipment	5,623	5,503
Computer hardware and software	2,645	2,651
Construction-in-progress	440	200
Accumulated depreciation	(18,398)	(17,536)
Property and equipment, net	24,536	24,242
Operating lease assets	1,884	1,808
Other noncurrent assets	1,343	707
Total assets	$40,303	$38,724
Liabilities and shareholders’ investment
Accounts payable	$8,677	$7,252
Accrued and other current liabilities	4,094	3,559
Current portion of long-term debt and other borrowings	281	1,729
Total current liabilities	13,052	12,540
Long-term debt and other borrowings	11,117	10,862
Noncurrent operating lease liabilities	1,924	1,861
Deferred income taxes	693	836
Other noncurrent liabilities	1,866	1,710
Total noncurrent liabilities	15,600	15,269
Shareholders’ investment
Common stock	45	46
Additional paid-in capital	5,858	5,661
Retained earnings	6,495	5,846
Accumulated other comprehensive loss	(747)	(638)
Total shareholders’ investment	11,651	10,915
Total liabilities and shareholders’ investment	$40,303	$38,724

Consolidated Statement of Financial Position

	February 3, 2018 As Previously Reported	Effect of the Adoption of
(millions) (unaudited)		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		February 3, 2018 As Adjusted
Assets
Cash and cash equivalents	$2,643	$—		$—		$2,643
Inventory	8,657	(60)	(a)	—		8,597
Other current assets	1,264	60	(a)	(24)	(b)	1,300
Total current assets	12,564	—		(24)		12,540
Property and equipment
Land	6,095	—		—		6,095
Buildings and improvements	28,396	—		(265)	(c)	28,131
Fixtures and equipment	5,623	—		—		5,623
Computer hardware and software	2,645	—		—		2,645
Construction-in-progress	440	—		—		440
Accumulated depreciation	(18,181)	—		(217)	(c)	(18,398)
Property and equipment, net	25,018	—		(482)		24,536
Operating lease assets	—	—		1,884	(d)	1,884
Other noncurrent assets	1,417	—		(74)	(e)	1,343
Total assets	$38,999	$—		$1,304		$40,303
Liabilities and shareholders’ investment
Accounts payable	$8,677	$—		$—		$8,677
Accrued and other current liabilities	4,254	(14)	(k)	(146)	(f)	4,094
Current portion of long-term debt and other borrowings	270	—		11	(g)	281
Total current liabilities	13,201	(14)		(135)		13,052
Long-term debt and other borrowings	11,317	—		(200)	(g)	11,117
Noncurrent operating lease liabilities	—	—		1,924	(h)	1,924
Deferred income taxes	713	4		(24)		693
Other noncurrent liabilities	2,059	—		(192)	(i)	1,866
Total noncurrent liabilities	14,089	4		1,508		15,600
Shareholders’ investment
Common stock	45	—		—		45
Additional paid-in capital	5,858	—		—		5,858
Retained earnings	6,553	10	(k)	(69)	(j)	6,495
Accumulated other comprehensive loss	(747)	—		—		(747)
Total shareholders’ investment	11,709	10		(69)		11,651
Total liabilities and shareholders’ investment	$38,999	$—		$1,304		$40,303
Note: The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding. Footnote explanations are provided on page 7.

Consolidated Statement of Financial Position

		Effect of the Adoption of
(millions) (unaudited)	January 28, 2017 As Previously Reported	ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		January 28, 2017 As Adjusted
Assets
Cash and cash equivalents	$2,512	$—		$—		$2,512
Inventory	8,309	(56)	(a)	—		8,253
Other current assets	1,169	56	(a)	(23)	(b)	1,202
Total current assets	11,990	—		(23)		11,967
Property and equipment
Land	6,106	—		—		6,106
Buildings and improvements	27,611	—		(293)	(c)	27,318
Fixtures and equipment	5,503	—		—		5,503
Computer hardware and software	2,651	—		—		2,651
Construction-in-progress	200	—		—		200
Accumulated depreciation	(17,413)	—		(123)	(c)	(17,536)
Property and equipment, net	24,658	—		(416)		24,242
Operating lease assets	—	—		1,808	(d)	1,808
Other noncurrent assets	783	—		(76)	(e)	707
Total assets	$37,431	$—		$1,293		$38,724
Liabilities and shareholders’ investment
Accounts payable	$7,252	$—		$—		$7,252
Accrued and other current liabilities	3,737	(14)	(k)	(164)	(f)	3,559
Current portion of long-term debt and other borrowings	1,718	—		11	(g)	1,729
Total current liabilities	12,707	(14)		(153)		12,540
Long-term debt and other borrowings	11,031	—		(169)	(g)	10,862
Noncurrent operating lease liabilities	—			1,861	(h)	1,861
Deferred income taxes	861	5		(30)		836
Other noncurrent liabilities	1,879	—		(169)	(i)	1,710
Total noncurrent liabilities	13,771	5		1,493		15,269
Shareholders’ investment
Common stock	46	—		—		46
Additional paid-in capital	5,661	—		—		5,661
Retained earnings	5,884	9	(k)	(47)	(j)	5,846
Accumulated other comprehensive loss	(638)	—		—		(638)
Total shareholders’ investment	10,953	9		(47)		10,915
Total liabilities and shareholders’ investment	$37,431	$—		$1,293		$38,724
Note: The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding.

(a)	Represents estimated merchandise returns, which were reclassified from Inventory to Other Current Assets.

(b)	Represents prepaid rent reclassified to Operating Lease Assets.

(c)
Represents impact of changes in finance lease terms and related leasehold improvements (net of accumulated depreciation) due to election of the hindsight practical expedient and derecognition of assets related to build-to-suit transactions.

(d)	Represents capitalization of operating lease assets and reclassification of leasehold acquisition costs, straight-line rent accrual, and tenant incentives.

(e)	Represents reclassification of leasehold acquisition costs to Operating Lease Assets.

(f)	Represents reclassification of straight-line rent accrual to Operating Lease Assets partially offset by recognition of the current portion of operating lease liabilities.

(g)	Represents the impact of changes in financing lease terms for certain leases due to the election of the hindsight practical expedient.

(h)	Represents recognition of operating lease liabilities.

(i)	Represents derecognition of liabilities related to build-to-suit transactions and reclassification of tenant incentives to Operating Lease Assets.

(j)
Represents the retained earnings impact of changes in lease terms due to the use of hindsight, primarily from the shortening of lease terms for certain existing leases and the useful lives of corresponding leasehold improvements.

(k)	Primarily represents the impact of a change in timing of revenue recognition for certain promotional gift card programs.

Quarterly Results			Effect of the Adoption of
	First Quarter As Previously Reported		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)		First Quarter As Adjusted
(millions, except per share data) (unaudited)	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Sales	$16,017	$16,196	$(22)	$(19)	$—	$—	$—	$—	$15,995	$16,177
Other revenue	—	—	228	203	—	—	—	—	228	203
Total revenue	16,017	16,196	206	184	—	—	—	—	16,223	16,380
Cost of sales	11,199	11,250	—	—	—	—	—	—	11,199	11,250
Selling, general, and administrative expenses	3,132	3,153	206	184	—	—	15	10	3,353	3,347
Depreciation and amortization (exclusive of depreciation included in cost of sales)	508	481	—	—	8	7	—	—	516	488
Operating income	1,178	1,312	—	—	(8)	(7)	(15)	(10)	1,155	1,295
Net interest expense	144	415	—	—	(3)	(3)	—	—	140	411
Net other (income) / expense	—	—	—	—	—	—	(15)	(10)	(15)	(10)
Earnings from continuing operations before income taxes	1,034	897	—	—	(5)	(4)	—	—	1,030	894
Provision for income taxes	357	283	—	—	(2)	(1)	—	—	355	282
Net earnings from continuing operations	677	614	—	—	(3)	(3)	—	—	675	612
Discontinued operations, net of tax	4	18	—	—	—	—	—	—	3	18
Net earnings	$681	$632	$—	$—	$(3)	$(3)	$—	$—	$678	$630
Basic earnings per share
Continuing operations	$1.23	$1.03							$1.22	$1.02
Discontinued operations	0.01	0.03							0.01	0.03
Net earnings per share	$1.23	$1.06							$1.23	$1.05
Diluted earnings per share
Continuing operations	$1.22	$1.02							$1.21	$1.01
Discontinued operations	0.01	0.03							0.01	0.03
Net earnings per share	$1.23	$1.05							$1.22	$1.04
Note: Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding.

Quarterly Results			Effect of the Adoption of
	Second Quarter As Previously Reported		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)		Second Quarter As Adjusted
(millions, except per share data) (unaudited)	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Sales	$16,429	$16,169	$(19)	$(15)	$—	$—	$—	$—	$16,410	$16,154
Other revenue	—	—	224	204	—	—	—	—	224	204
Total revenue	16,429	16,169	205	189	—	—	—	—	16,634	16,358
Cost of sales	11,419	11,172	—	—	—	—	—	—	11,419	11,172
Selling, general, and administrative expenses	3,382	3,249	205	189	(2)	(1)	15	28	3,601	3,465
Depreciation and amortization (exclusive of depreciation included in cost of sales)	514	500	—	—	8	6	—	—	521	506
Operating income	1,114	1,248	—	—	(6)	(5)	(15)	(28)	1,093	1,215
Net interest expense	135	307	—	—	(3)	(3)	—	—	131	304
Net other (income) / expense	—	—	—	—	—	—	(15)	(28)	(15)	(28)
Earnings from continuing operations before income taxes	979	941	—	—	(3)	(2)	—	—	977	939
Provision for income taxes	308	316	—	—	(1)	(1)	—	—	307	315
Net earnings from continuing operations	671	625	—	—	(2)	(1)	—	—	670	624
Discontinued operations, net of tax	1	55	—	—	—	—	—	—	1	55
Net earnings	$672	$680	$—	$—	$(2)	$(1)	$—	$—	$671	$679
Basic earnings per share
Continuing operations	$1.22	$1.07							$1.22	$1.07
Discontinued operations	—	0.09							—	0.09
Net earnings per share	$1.22	$1.17							$1.22	$1.17
Diluted earnings per share
Continuing operations	$1.22	$1.07							$1.21	$1.06
Discontinued operations	—	0.09							—	0.09
Net earnings per share	$1.22	$1.16							$1.22	$1.16
Note: Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding.

Quarterly Results			Effect of the Adoption of
	Third Quarter As Previously Reported		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)		Third Quarter As Adjusted
(millions, except per share data) (unaudited)	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Sales	$16,667	$16,441	$(20)	$(18)	$—	$—	$—	$—	$16,647	$16,423
Other revenue	—	—	227	215	—	—	—	—	227	215
Total revenue	16,667	16,441	207	197	—	—	—	—	16,874	16,638
Cost of sales	11,712	11,536	—	—	—	—	—	—	11,712	11,536
Selling, general, and administrative expenses	3,512	3,339	207	197	(2)	(1)	15	25	3,733	3,562
Depreciation and amortization (exclusive of depreciation included in cost of sales)	574	505	—	—	9	5	—	—	582	509
Operating income	869	1,061	—	—	(7)	(4)	(15)	(25)	847	1,031
Net interest expense	254	142	—	—	(3)	(3)	—	—	251	138
Net other (income) / expense	—	—	—	—	—	—	(15)	(25)	(15)	(25)
Earnings from continuing operations before income taxes	615	919	—	—	(4)	(1)	—	—	611	918
Provision for income taxes	137	311	—	—	(1)	—	—	—	135	310
Net earnings from continuing operations	478	608	—	—	(3)	(1)	—	—	476	608
Discontinued operations, net of tax	2	—	—	—	—	—	—	—	2	(1)
Net earnings	$480	$608	$—	$—	$(3)	$(1)	$—	$—	$478	$607
Basic earnings per share
Continuing operations	$0.88	$1.07							$0.87	$1.07
Discontinued operations	—	—							—	—
Net earnings per share	$0.88	$1.07							$0.88	$1.06
Diluted earnings per share
Continuing operations	$0.87	$1.06							$0.87	$1.06
Discontinued operations	—	—							—	—
Net earnings per share	$0.88	$1.06							$0.87	$1.06
Note: Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding.

Quarterly Results			Effect of the Adoption of
	Fourth Quarter As Previously Reported		ASC Topic 606 (Revenue Recognition)		ASC Topic 842 (Leases)		ASU 2017-07 (Pension)		Fourth Quarter As Adjusted
(millions, except per share data) (unaudited)	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Sales	$22,766	$20,690	$(32)	$(29)	$—	$—	$—	$—	$22,734	$20,661
Other revenue	—	—	249	235	—	—	—	—	249	235
Total revenue	22,766	20,690	217	206	—	—	—	—	22,983	20,896
Cost of sales	16,795	15,188	—	—	—	—	—	—	16,795	15,188
Selling, general, and administrative expenses	4,221	3,614	217	206	2	(2)	14	25	4,454	3,844
Depreciation and amortization (exclusive of depreciation included in cost of sales)	598	540	—	—	7	3	—	—	605	542
Operating income	1,152	1,348	—	—	(9)	(1)	(14)	(25)	1,129	1,322
Net interest expense	134	140	—	—	(3)	(3)	—	—	131	137
Net other (income) / expense	—	—	—	—	—	—	(14)	(25)	(14)	(25)
Earnings from continuing operations before income taxes	1,018	1,208	—	—	(6)	2	—	—	1,012	1,210
Provision for income taxes	(84)	387	(2)	—	10	1	—	—	(76)	387
Net earnings from continuing operations	1,102	821	2	—	(16)	1	—	—	1,088	823
Discontinued operations, net of tax	(1)	(4)	—	—	—	—	—	—	(1)	(5)
Net earnings	$1,101	$817	$2	$—	$(16)	$1	$—	$—	$1,087	$818
Basic earnings/(loss) per share
Continuing operations	$2.03	$1.47							$2.01	$1.47
Discontinued operations	—	(0.01)							—	(0.01)
Net earnings per share	$2.03	$1.46							$2.01	$1.46
Diluted earnings/(loss) per share
Continuing operations	$2.02	$1.46							$1.99	$1.46
Discontinued operations	—	(0.01)							—	(0.01)
Net earnings per share	$2.02	$1.45							$1.99	$1.45
Note: Fourth quarter 2017 consisted of 14 weeks compared to 13 weeks in the comparable prior-year period. Per share amounts may not foot due to rounding. The sum of "As Previously Reported" amounts and effect of the adoption of the new standards may not equal "As Adjusted" amounts due to rounding. Notes to the full-year tables above provide additional information.

Analysis of Results of Operations

Beginning with the first quarter 2018, we will no longer present segment EBIT and a segment rate analysis in our quarterly earnings releases and within Management's Discussion and Analysis of Financial Condition and Results of Operations in Forms 10-Q and 10-K. Instead, we will present our analysis of results of operating income, including the rate analysis, on a consolidated basis. Segment results as adjusted are provided for informational purposes only to show the impact of the new accounting standards on our historical reporting and will not be included in future quarterly earnings releases, Forms 10-Q, or Forms 10-K. The impact of the new accounting standards on previously reported amounts under our planned future presentation is provided on page 15.

Segment Results

As previously reported	Full-Year
(dollars in millions)	2017	2016	2015
Sales	$71,879	$69,495	$73,785
Cost of sales	51,125	49,145	52,241
Gross margin	$20,754	$20,350	$21,544
Gross margin rate	28.9%	29.3%	29.2%

Selling, general and administrative expenses (a)	$14,248	$13,360	$14,448
SG&A expense rate (a)	19.8%	19.2%	19.6%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$2,194	$2,025	$1,969
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate	3.1%	2.9%	2.7%

EBIT (a)	$4,312	$4,965	$5,127
EBIT margin rate (a)	6.0%	7.1%	6.9%

As adjusted	Full-Year
(dollars in millions)	2017	2016	2015
Sales	$71,786	$69,414	$73,717
Cost of sales	51,125	49,145	52,241
Gross margin	$20,661	$20,269	$21,476
Gross margin rate (b)	28.8%	29.2%	29.1%

Selling, general and administrative expenses (a)	$15,140	$14,217	$15,190
SG&A expense rate (a)(c)	20.8%	20.2%	20.4%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$2,225	$2,045	$1,969
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (c)	3.1%	2.9%	2.6%

Operating income	$4,224	$4,864	$4,878
+Net other income / (expense)	59	88	652
+SG&A expenses reported out of segment	—	—	217
- Other income / (expense) reported out-of-segment	—	4	620
EBIT	$4,283	$4,948	$5,127
EBIT margin rate (a)(c)	5.9%	7.0%	6.9%
Note: Segment results as adjusted are included for informational purposes only. Refer to page 15 for the impact of the new accounting standards under our planned future presentation.

Out-of-segment (income) expenses (millions) (unaudited)	2017	2016	2015
As previously reported
SG&A expenses (d)(e)	$—	$(4)	$217
As adjusted
SG&A expenses (e)	$—	$—	$217
Net other (income) / expense (d)(f)	$—	$(4)	$(620)

Note: 2017 was a 53-week year. Footnote explanations are provided on page 14.

As previously reported	Quarterly
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Sales	$22,766	$16,667	$16,429	$16,017	$20,690	$16,441	$16,169	$16,196
Cost of sales	16,795	11,712	11,419	11,199	15,188	11,536	11,172	11,250
Gross margin	$5,971	$4,955	$5,010	$4,818	$5,502	$4,905	$4,997	$4,946
Gross margin rate	26.2%	29.7%	30.5%	30.1%	26.6%	29.8%	30.9%	30.5%

Selling, general and administrative expenses (a)	$4,221	$3,512	$3,382	$3,132	$3,618	$3,343	$3,256	$3,142
SG&A expense rate (a)	18.5%	21.1%	20.6%	19.6%	17.5%	20.3%	20.1%	19.4%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$598	$574	$514	$508	$540	$505	$500	$481
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate	2.6%	3.4%	3.1%	3.2%	2.6%	3.1%	3.1%	3.0%

EBIT (a)	$1,152	$869	$1,114	$1,178	$1,344	$1,057	$1,241	$1,323
EBIT margin rate (a)	5.1%	5.2%	6.8%	7.4%	6.5%	6.4%	7.7%	8.2%

As adjusted	Quarterly
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Sales	$22,734	$16,647	$16,410	$15,995	$20,661	$16,423	$16,154	$16,177
Cost of sales	16,795	11,712	11,419	11,199	15,188	11,536	11,172	11,250
Gross margin	$5,939	$4,935	$4,991	$4,796	$5,473	$4,887	$4,982	$4,927
Gross margin rate (b)	26.1%	29.6%	30.4%	30.0%	26.5%	29.8%	30.8%	30.5%

Selling, general and administrative expenses (a)	$4,454	$3,733	$3,601	$3,353	$3,844	$3,562	$3,465	$3,347
SG&A expense rate (a)(c)	19.4%	22.1%	21.6%	20.7%	18.4%	21.4%	21.2%	20.4%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$605	$582	$521	$516	$542	$509	$506	$488
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (c)	2.6%	3.4%	3.1%	3.2%	2.6%	3.1%	3.1%	3.0%

Operating income	$1,129	$847	$1,093	$1,155	$1,322	$1,031	$1,215	$1,295
+Net other income / (expense)	14	15	15	15	25	25	28	10
+SG&A expenses reported out of segment	—	—	—	—	—	—	—	—
- Other income / (expense) reported out-of-segment	—	—	—	—	4	4	7	(11)
EBIT (a)	$1,143	$862	$1,108	$1,170	$1,343	$1,052	$1,236	$1,316
EBIT margin rate (a)(c)	5.0%	5.1%	6.7%	7.2%	6.4%	6.3%	7.6%	8.0%
Note: Segment results as adjusted are included for informational purposes only. Refer to page 15 for the impact of the new accounting standards under our planned future presentation.

Out-of-segment (income) expenses	2017				2016
(millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
As previously reported
SG&A expenses (d)	$—	$—	$—	$—	$(4)	$(4)	$(7)	$11
As adjusted
SG&A expenses	$—	$—	$—	$—	$—	$—	$—	$—
Net other (income) / expense (d)	$—	$—	$—	$—	$(4)	$(4)	$(7)	$11

Note: Fourth quarter 2017 consisted of 14 weeks compared to 13 weeks in the comparable prior-year period. Footnote explanations are provided on page 14.

As previously reported	Year-To-Date
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Sales	$71,879	$49,113	$32,446	$16,017	$69,495	$48,805	$32,364	$16,196
Cost of sales	51,125	34,330	22,618	11,199	49,145	33,957	22,421	11,250
Gross margin	$20,754	$14,783	$9,828	$4,818	$20,350	$14,848	$9,943	$4,946
Gross margin rate	28.9%	30.1%	30.3%	30.1%	29.3%	30.4%	30.7%	30.5%

Selling, general and administrative expenses (a)	$14,248	$10,027	$6,515	$3,132	$13,360	$9,741	$6,398	$3,142
SG&A expense rate (a)	19.8%	20.4%	20.1%	19.6%	19.2%	20.0%	19.8%	19.4%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$2,194	$1,596	$1,022	$508	$2,025	$1,486	$981	$481
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate	3.1%	3.2%	3.2%	3.2%	2.9%	3.0%	3.0%	3.0%

EBIT (a)	$4,312	$3,160	$2,291	$1,178	$4,965	$3,621	$2,564	$1,323
EBIT margin rate (a)	6.0%	6.4%	7.1%	7.4%	7.1%	7.4%	7.9%	8.2%

As adjusted	Year-To-Date
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Sales	$71,786	$49,052	$32,405	$15,995	$69,414	$48,753	$32,330	$16,177
Cost of sales	51,125	34,330	22,618	11,199	49,145	33,957	22,421	11,250
Gross margin	$20,661	$14,722	$9,787	$4,796	$20,269	$14,796	$9,909	$4,927
Gross margin rate (b)	28.8%	30.0%	30.2%	30.0%	29.2%	30.3%	30.6%	30.5%

Selling, general and administrative expenses (a)	$15,140	$10,686	$6,953	$3,353	$14,217	$10,373	$6,812	$3,347
SG&A expense rate (a)(c)	20.8%	21.5%	21.2%	20.7%	20.2%	21.0%	20.8%	20.4%

Depreciation and amortization (exclusive of depreciation included in cost of sales)	$2,225	$1,620	$1,038	$516	$2,045	$1,504	$994	$488
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (c)	3.1%	3.3%	3.2%	3.2%	2.9%	3.0%	3.0%	3.0%

Operating income	$4,224	$3,095	$2,248	$1,155	$4,864	$3,541	$2,510	$1,295
+Net other income / (expense)	59	44	30	15	88	64	38	10
+SG&A expenses reported out of segment	—	—	—	—	—	—	—	—
- Other income / (expense) reported out-of-segment	—	—	—	—	4	—	(4)	(11)
EBIT (a)	$4,283	$3,139	$2,278	$1,170	$4,948	$3,605	$2,552	$1,316
EBIT margin rate (a)(c)	5.9%	6.3%	6.9%	7.2%	7.0%	7.3%	7.8%	8.0%
Note: Segment results as adjusted are included for informational purposes only. Refer to page 15 for the impact of the new accounting standards under our planned future presentation.

Out-of-segment (income) expenses	2017				2016
(millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
As previously reported
SG&A expenses (d)	$—	$—	$—	$—	$(4)	$—	$4	$11
As adjusted
SG&A expenses	$—	$—	$—	$—	$—	$—	$—	$—
Net other (income) / expense (d)	$—	$—	$—	$—	$(4)	$—	$4	$11
Note: 2017 was a 53-week year.

(a)	Excludes discretely managed items which were reported outside of segment results.

(b)	Calculated as gross margin divided by sales.

(c)	Calculated as the applicable amount divided by total revenue.

(d)	For 2016, out of segment SG&A reclassified to Net Other (Income) / Expense relates to the 2015 sale of our pharmacy and clinic businesses.

(e)
2015 SG&A reported outside of segment results includes $138 million of restructuring costs, $39 million of costs related to the 2013 data breach, and $39 million of impairments related to wind down of certain noncore operations.

(f)
The 2015 gain on sale of our pharmacy and clinic businesses of $620 million was reclassified from Gain on Sale on our Consolidated Statements of Operations to Net Other (Income) / expense. This amount is reported outside of segment results.

Beginning with the first quarter 2018, we will present our analysis of results of operating income, including the rate analysis, on a consolidated basis as presented below. Prior period amounts will conform to the current year presentation, as follows.

Analysis of Results of Operations

As adjusted	Full-Year
(dollars in millions)	2017	2016	2015
Gross margin rate (a)	28.8%	29.2%	29.1%
SG&A expense rate (b)	20.8%	20.2%	20.7%
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (b)	3.1%	2.9%	2.6%
Operating income margin rate (b)	5.8%	6.9%	6.5%

As adjusted	Quarterly
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Gross margin rate (a)	26.1%	29.6%	30.4%	30.0%	26.5%	29.8%	30.8%	30.5%
SG&A expense rate (b)	19.4%	22.1%	21.6%	20.7%	18.4%	21.4%	21.2%	20.4%
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (b)	2.6%	3.4%	3.1%	3.2%	2.6%	3.1%	3.1%	3.0%
Operating income margin rate (b)	4.9%	5.0%	6.6%	7.1%	6.3%	6.2%	7.4%	7.9%

As adjusted	Year-To-Date
	2017				2016
(dollars in millions) (unaudited)	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Gross margin rate (a)	28.8%	30.0%	30.2%	30.0%	29.2%	30.3%	30.6%	30.5%
SG&A expense rate (b)	20.8%	21.5%	21.2%	20.7%	20.2%	21.0%	20.8%	20.4%
Depreciation and amortization (exclusive of depreciation included in cost of sales) expense rate (b)	3.1%	3.3%	3.2%	3.2%	2.9%	3.0%	3.0%	3.0%
Operating income margin rate (b)	5.8%	6.2%	6.8%	7.1%	6.9%	7.2%	7.7%	7.9%

Note: The fourth quarter and full-year 2017 consisted of 14 weeks and 53 weeks, respectively, compared with 13 weeks and 52 weeks in the comparable prior-year periods.

(a)	Calculated as gross margin (sales less cost of sales) divided by sales.

(b)	Calculated as the applicable amount divided by total revenue.

We are changing our calculation of after-tax ROIC upon adoption of ASC Topic 842, Leases in the first quarter of 2018, to replace calculated operating lease obligations with GAAP operating lease obligations and an interest adjustment specific to the lease portfolio. This metric provides a measure of the effectiveness of our capital allocation over time. Other companies may calculate ROIC differently, limiting the usefulness of the measure.

After-Tax Return on Invested Capital as Previously Reported
(unaudited)
Numerator	Trailing Twelve Months
(dollars in millions)	February 3, 2018 (a)	January 28, 2017
EBIT	$4,312	$4,969
+ Operating lease interest (b)(c)	80	71
Adjusted EBIT	4,392	5,040
- Income taxes (d)	864	1,648
Net operating profit after taxes	$3,528	$3,392

Denominator (dollars in millions)	February 3, 2018	January 28, 2017	January 30, 2016
Current portion of long-term debt and other borrowings	$270	$1,718	$815
+ Noncurrent portion of long-term debt	11,317	11,031	11,945
+ Shareholders' equity	11,709	10,953	12,957
+ Capitalized operating lease obligations (c)(e)	1,339	1,187	1,457
- Cash and cash equivalents	2,643	2,512	4,046
- Net assets of discontinued operations (f)	2	62	226
Invested capital	$21,990	$22,315	$22,902
Average invested capital (g)	$22,152	$22,608

After-tax return on invested capital	15.9%	(d)	15.0%

(a)	Consisted of 53 weeks.

(b)
Represents the add-back to operating income driven by the hypothetical interest expense we would incur if the property under our operating leases were owned or accounted for as capital leases, using eight times our trailing twelve months rent expense and an estimated interest rate of six percent.

(c)
See the following Reconciliation of Capitalized Operating Leases table for the adjustments to our GAAP total rent expense to obtain the hypothetical capitalization of operating leases and related operating lease interest.

(d)
Calculated using the effective tax rates for continuing operations, which were 19.7 percent and 32.7 percent for the trailing twelve months ended February 3, 2018 and January 28, 2017, respectively. For the twelve months ended February 3, 2018 and January 28, 2017, includes tax effect of $848 million and $1,624 million, respectively, related to EBIT and $16 million and $23 million, respectively, related to operating lease interest. The effective tax rate for the trailing twelve months ended February 3, 2018 includes discrete tax benefits related to the Tax Act and the impact of the new lower U.S. corporate income tax rate. Excluding the discrete impacts of the Tax Act, ROIC was 14.0 percent for the trailing twelve months ended February 3, 2018.

(e)	Calculated as eight times our trailing twelve months rent expense.

(f)	Included in Other Assets and Liabilities on the Consolidated Statements of Financial Position.

(g)	Average based on the invested capital at the end of the current period and the invested capital at the end of the comparable prior period.

Capitalized operating lease obligations and operating lease interest are not in accordance with, or an alternative for, GAAP. The most comparable GAAP measure is total rent expense. Capitalized operating lease obligations and operating lease interest should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP.

Reconciliation of Capitalized Operating Leases As Previously Reported	Trailing Twelve Months
(dollars in millions)	February 3, 2018	January 28, 2017	January 30, 2016
Total rent expense	$167	$148	$182
Capitalized operating lease obligations (total rent expense x 8)	1,339	1,187	1,457
Operating lease interest (capitalized operating lease obligations x 6%)	80	71	n/a

After-Tax Return on Invested Capital As Adjusted
(unaudited)
Numerator	Trailing Twelve Months
(dollars in millions)	February 3, 2018 (a)	January 28, 2017
Operating income	$4,224	$4,864
+ Net other income / (expense)	59	88
EBIT	4,283	4,952
+ Operating lease interest (b)	79	74
Adjusted EBIT	4,362	5,026
- Income taxes (c)	867	1,643
Net operating profit after taxes	$3,495	$3,383

Denominator (dollars in millions)	February 3, 2018	January 28, 2017	January 30, 2016 (g)
Current portion of long-term debt and other borrowings	$281	$1,729	$815
+ Noncurrent portion of long-term debt	11,117	10,862	11,945
+ Shareholders' equity	11,651	10,915	12,965
+ Operating lease liabilities (d)	2,072	1,970	1,457
- Cash and cash equivalents	2,643	2,512	4,046
- Net assets of discontinued operations (e)	2	62	226
Invested capital	$22,476	$22,902	$22,910
Average invested capital (f)	$22,689	$22,906

After-tax return on invested capital	15.4%	(c)	14.8%

(a)	Consisted of 53 weeks.

(b)
Represents the add-back to operating income driven by the hypothetical interest expense we would incur if the property under our operating leases were owned or accounted for as finance leases. Calculated using the discount rate for each lease established at the later of January 31, 2016, and the commencement date of the lease, and recorded as a component of rent expense within SG&A.

(c)
Calculated using the effective tax rates for continuing operations, which were 19.9 percent and 32.7 percent for the trailing twelve months ended February 3, 2018, and January 28, 2017, respectively. For the twelve months ended February 3, 2018, and January 28, 2017, includes tax effect of $851 million and $1,619 million, respectively, related to EBIT and $16 million and $24 million, respectively, related to operating lease interest. The effective tax rate for the trailing twelve months ended February 3, 2018, includes discrete tax benefits related to the Tax Act and the impact of the new lower U.S. corporate income tax rate. Excluding the discrete impacts of the Tax Act, ROIC was 13.6 percent for the trailing twelve months ended February 3, 2018.

(d)
Total short-term and long-term operating lease liabilities included within Accrued and Other Current Liabilities and Noncurrent Operating Lease Liabilities on the Consolidated Statements of Financial Position.

(e)	Included in Other Assets and Liabilities on the Consolidated Statements of Financial Position.

(f)	Average based on the invested capital at the end of the current period and the invested capital at the end of the comparable prior period.

(g)
Shareholders' equity as of January 30, 2016, is adjusted for the retained earnings impact of adopting the new revenue standard under the full retrospective method. The new lease standard was adopted using the modified retrospective method and therefore did not impact balances as of January 30, 2016.